                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 17, 2000
                  --------------------------------------------
                                (Date of Report)

                              NETWORK COMMERCE INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Washington                    000-26707              91-1628103
-------------------------------  -----------------------  ----------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)

       411 FIRST AVENUE SOUTH, SUITE 200 NORTH, SEATTLE, WASHINGTON 98104
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                SHOPNOW.COM INC.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On May 18, 2000, the registrant announced that the registrant's corporate name had been changed from ShopNow.com Inc. to its current name, Network Commerce Inc. The registrant's ticker symbol on the Nasdaq National Market is being changed, effective May 18, 2000, from "SPNW" to "NWKC", to reflect the new corporate name. A copy of the press release announcing the name change is attached as an exhibit to this report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1 Press Release dated May 18, 2000, announcing the name change





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SHOPNOW.COM, INC.



Dated:  May 22, 2000                   By    /s/ Alan Koslow
                                             ---------------

                                       Alan Koslow
                                       Executive Vice President, Chief Financial
                                       Officer, General Counsel and Secretary

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                                  EXHIBIT INDEX


  Exhibit Number   Description
  --------------   -------------
  99.1             Press Release dated May 18, 2000, announcing the name change














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